SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                    --------

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported) August 28, 2001
                                                ----------------


                          LYNCH INTERACTIVE CORPORATION
                          -----------------------------
             (Exact Name of Registrant as Specified in its Charter)



    Delaware                          1-106                       06-1458056
    --------                          -----                       ----------
(State of other               (Commission File                  (IRS Employer
Jurisdiction of                   Number)                       Identification)
Incorporation)




401 Theodore Fremd Avenue, Rye, NY                                   10580
----------------------------------                                  --------
(Address of Principal Executive Offices                             Zip Code



Registrant's Telephone Number, Including Area Code: 914/921-8821
                                                   -------------

Item 9.  Regulation FD Disclosure

On August 28, 2001, Lynch Interactive Corporation (the "Company") held a conference call open to the Company's stockholders and certain market professionals. The purpose of the call was to discuss matters previously disclosed in the Company's press releases and periodic reports filed with the Securities and Exchange Commission. During the course of the conference call, senior officials of the Company disclosed that they expect the revenue and EBITDA comparison (on a percentage basis) for the third quarter of 2001 as compared to the third quarter of 2000 to be similar to revenue and EBITDA comparison between the second quarter of 2001 and the second quarter of 2000; such information was not previously disclosed by the Company.



                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                       Lynch Interactive Corporation


                                       By:/s/ Robert E. Dolan
                                       ----------------------
                                              Robert E. Dolan
                                              Chief Financial Officer


Date: August 28, 2001